UMB SCOUT FUNDS

CAPITAL PRESERVATION FUND

ANNUAL REPORT
JUNE 30, 1999

A no-load mutual fund that seeks long-term capital growth by investing in companies whose earnings or tangible assets are expected to outpace inflation.



TO THE SHAREHOLDERS

The past 12 months have been especially noteworthy for the global economy and financial markets. Attention was fixed last fall on the financial contagion spreading from Southeast Asia to Russia and elsewhere. Interest rates in the developing world were rising or local currencies were collapsing. There was widespread fear of an economic slowdown because of slower demand and a flood of industrial capacity.

In the U.S., the Federal Reserve lowered interest rates three times in a relatively short period and long-term interest rates moved to less than 5%. All but the "bluest" of blue chip stocks declined sharply.

For the time being, the concerns of late 1998 no longer are on investors' minds. Most indicators show the world's economies are regaining their footing and many are growing strongly. Interest rates have increased again, but apparently not enough to stop this growth. The U.S. is enjoying the lowest unemployment in decades with very low inflation - a scenario the textbooks say cannot happen.

Our economic environment has been called a "virtuous cycle," but some investors are wondering whether it will become a "vicious cycle." We do not see such a change now, although we continue to watch the economic indicators very closely. There are few signs that the economy is entering a long-term slowdown caused by economic excess. Some market watchers point to the high valuation of U.S. stocks as one such excess, but valuation alone usually is not enough to make stock prices decline. We see no other catalyst at this point that would cause a major stock price correction.

In this annual report, you will find more details about the activity and holdings in the UMB Scout Capital Preservation Fund during the period. I recently joined the UMB team, and I want to thank each of you for your confidence in UMB Investment Advisors and the UMB Scout Funds. We look forward to helping you reach your financial goals.

Sincerely,

/S/William B. Greiner, CFA
William B. Greiner, CFA
Executive Vice President / Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



TO THE SHAREHOLDERS

The UMB Scout Capital Preservation Fund closed the quarter ended June 30, 1999, at $9.76 per share and had a total return (price change and reinvested distributions) of 9.58% for the quarter and 2.70% for the year ended that date. The Fund had a total return of 10.68% for the first six months of 1999. The Fund seeks long-term capital growth by investing primarily in common stocks of companies whose earnings or tangible assets are expected to outpace the rate of inflation.

The stock market reached record levels this year, mainly on the strength of a relatively small group of large-capitalization stocks. As we reported in the March 31 letter, gains in the Standard & Poor's 500 Index at that time were based on the largest 15 issues in the index, with the remaining 485 stocks combining for an overall negative return.

Such a divergence within the stock market typically means a change in leadership is due. This change occurred during April as companies more sensitive to economic growth and smaller capitalization issues outperformed their large-cap counterparts. This met our expectation that the market focus is returning to earnings and fundamental growth factors.
The commodities-related stocks are participating in the overall market leadership change. Oil, lumber and copper showed positive moves this quarter after years of negative returns.

To take advantage of the increase in interest rates during the past nine months, we reduced our holdings of 3-year U.S. Treasury inflation-indexed notes and added a position in the 10-year Treasury inflation-indexed notes. The latter offered a return that was 4% above the rate of inflation.

New equities holdings were added during the quarter in Shell Transportation & Trading, Aracruz Celulosa, IRT Property Co. and Newhall Land & Farming. We added to Fund holdings in ASA Ltd., Deltic Timber Corp., Georgia Pacific Corp. Timber Group, Caseys General Stores, Halliburton Co. and Royal Dutch Petroleum Co. We reduced holdings in Homestake Mining Co., Rio Tinto PLC and WMC Ltd.

For the six months ended June 30, 1999, shareholders received an ordinary income dividend of $.10 per share and no long-term capital gain. For corporate shareholders, 23.74% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your investment in the UMB Scout Capital
Preservation Fund. We value you as a shareholder and welcome your questions and comments.

Sincerely,

/S/David R. Bagby
David R. Bagby
UMB Investment Advisors


CHART - FUND DIVERSIFICATION

Cash & Equivalents            23.5%
Transportation & Services      2.6%
Energy                        15.9%
Capital Goods                  4.7%
Basic Materials               18.5%
Consumer Staples               1.2%
Fixed Income                  30.3%
Consumer Cyclical              3.3%

Based on total investments as of June 30, 1999. Subject to change.

CHART - TOP TEN EQUITY HOLDINGS

                                Market          Percent
                              Value (000's)    of Total

Caseys General Stores             $   30.0           3.29%
Barrick Gold Corp.                    25.2           2.76%
Kerr McGee Corp.                      25.1           2.75%
Newmont Mining Corp.                  23.9           2.61%
Canadian Pacific Ltd.                 23.8           2.61%
Placer Dome, Inc.                     23.6           2.59%
Halliburton Co.                       22.6           2.48%
Georgia Pacific Corp. Timber Group    20.2           2.21%
Helmerich & Payne, Inc.               19.1           2.09%
Valmont Industries, Inc.              17.0           1.87%
Top Ten Equity Holdings Total:      $230.5*         25.26%

As of June 30, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.


CHART - HYPOTHETICAL GROWTH OF $10,000
as of June 30, 1999

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1999
                              Quarter    1 Year    Inception
UMB Scout Capital
  Preservation Fund             9.58%      2.70%     0.02%
Goldman Sachs
  Commodity Index*              4.78%     -7.74%   -13.29%
Consumer Price Index+           0.73%      1.96%     N.A.
Producer Price Index -
  Finished Goods+               0.53%      1.46%     N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds, commodities or mutual funds (there are no direct investments or fees in these indices).

+Index of average prices paid by various sectors of the U.S. economy, as calculated by the U.S. Department of Labor.


CHART - HISTORICAL PER SHARE RECORD

                             Income &                    Cumulative**
                    Net     Short-Term     Long-Term       Value Per
                   Asset      Gains           Gains        Share Plus
                   Value   Distribution   Distribution   Distributions

12/31/98           $8.91      0.13             -             $9.04
06/30/99*           9.76      0.10             -              9.99

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS

                                                                        MARKET
   SHARES  COMPANY                                                       VALUE

COMMON STOCKS - 45.65%
Basic Materials - 18.28%
    1,000  ASA Ltd.                                                $    16,625
    1,300  Barrick Gold Corp.                                           25,187
      400  Deltic Timber Corp.                                          10,775
      800  Georgia Pacific Corp. Timber Group                           20,200
    2,000  Homestake Mining Co.                                         16,375
    1,200  Newmont Mining Corp.                                         23,850
      100  Phelps Dodge Corp.                                            6,194
    2,000  Placer Dome, Inc.                                            23,625
      200  Rio Tinto PLC                                                13,450
      700  WMC Ltd.                                                     12,250
                                                                       168,531
Capital Goods - 4.61%
    1,000  IRT Property Co.*                                             9,875
    2,500  Isco, Inc.                                                   15,625
    1,000  Valmont Industries, Inc.                                     17,031
                                                                        42,531
Consumer Cyclical - 3.25%
    2,000  Caseys General Stores                                        30,000

Consumer Staples - 1.21%
    1,000  Midwest Grain Products, Inc.*                                11,125

Energy - 15.72%
      500  Aracruz Celulose SA*                                         11,000
      300  Baker Hughes, Inc.                                           10,050
      500  Halliburton Co.                                              22,624
      800  Helmerich & Payne, Inc.                                      19,050
      600  Imperial Oil Ltd.                                            11,363
      500  Kerr McGee Corp.                                             25,094
      200  Royal Dutch Petroleum Co.                                    12,050
      200  Shell Transportation & Trading PLC*                           9,274
    1,000  Union Pacific Resources Group, Inc.                          16,313
      250  USX-Marathon Group                                            8,141
                                                                       144,959
Transportation & Services - 2.58%
    1,000  Canadian Pacific Ltd.                                        23,813

TOTAL COMMON STOCKS (Cost $397,978) - 45.65%                           420,959

    FACE                                                                MARKET
   AMOUNT  DESCRIPTION                                                   VALUE

U.S. GOVERNMENT SECURITIES - 30.07%
$ 101,098  U.S. Treasury Notes, 3.875%, due January 15, 2009       $    99,897
  179,202  U.S. Treasury Notes, 3.625%, due July 15, 2002              177,297

TOTAL U.S. GOVERNMENT SECURITIES (Cost $277,182) - 30.07%              277,194

REPURCHASE AGREEMENT (Cost $215,000) - 23.32%
  215,000  Northern Trust Co., 4.79%, due July 1, 1999
             (Collateralized by U.S. Treasury Notes,
             7.125%, due September 30, 1999)                           215,000

TOTAL INVESTMENTS (Cost $890,160) - 99.04%                             913,153

Other assets less liabilities - 0.96%                                    8,803

TOTAL NET ASSETS - 100.00%
  (equivalent to $9.76 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  94,423 shares outstanding)                                      $    921,956


For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $898,719.

Net unrealized appreciation for federal income tax purposes was $31,552, which is comprised of unrealized appreciation of $45,752 and unrealized depreciation of $14,200.

*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF ASSETS AND LIABILITIES
ASSETS:
 Investment securities, at market value (identified cost $890,160)     $    913,153
 Cash                                                                         3,437
 Dividends receivable                                                           591
 Interest receivable                                                          4,775
   Total assets                                                             921,956
NET ASSETS                                                             $    921,956

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)                           $    917,579
 Accumulated undistributed income:
   Net investment income                                                      2,914
   Net realized loss on investment transactions                             (21,530)
 Net unrealized appreciation on investments                                  22,993
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                            $    921,956

Capital shares, $1.00 par value
 Authorized                                                              10,000,000

 Outstanding                                                                 94,423

NET ASSET VALUE PER SHARE                                              $       9.76

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
YEAR ENDED JUNE 30, 1999

STATEMENT OF OPERAITONS
INVESTMENT INCOME:
  Income:
    Dividends                                                          $      6,526
    Interest                                                                 18,390
                                                                             24,916
  Expenses:
    Management fees                                                           6,331
      Net investment income                                                  18,585

REALIZED and unrealized gain (LOSS) ON INVESTMENTS:
  Net realized loss from investment transactions                            (21,530)
  Decrease in net unrealized depreciation on investments                     50,477
      Net realized and unrealized gain on investments                        28,947
      Net increase in net assets resulting from operations              $    47,532

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         FEBRUARY 23, 1998
                                                                          YEAR ENDED       (INCEPTION)
                                                                        JUNE 30, 1999    to JUNE 30, 1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                 $    18,585        $      3,883
  Net realized gain (loss) from investment activities                       (21,530)              1,611
  Decrease (increase) in net unrealized depreciation on investments          50,477
(27,484   )

    Net increase (decrease) in net assets resulting from operations          47,532             (21,990)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                     (19,554)                -
  Net realized gain from investment transactions                             (1,611)                -

    Decrease in net assets from distributions                               (21,165)                -

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 69,739 and 56,610 shares sold, respectively                 645,264             573,218
  Net asset value of 2,296 shares issued for
    reinvestment of distributions                                            21,152                 -
                                                                            666,416             573,218
  Cost of 33,974 and 248 shares redeemed                                   (319,542)             (2,513)

    Net increase in net assets from capital share transactions              346,874             570,705

      Net increase in net assets                                            373,241             548,715

NET ASSETS:
  Beginning of period                                                       548,715                 -
  End of period (including undistributed net investment income
    of $2,914 and $3,883, respectively)                                 $   921,956        $    548,715

*Distributions to shareholders:
  Income dividends per share                                            $      0.21        $        -
  Capital gains distribution per share                                  $      0.02        $        -

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999
(excluding repurchase agreements and short-term securities), were as follows:

                          Other than
                        U.S. Government     U.S. Government
                          Securities           Securities
Purchases                  $    374,448        $    403,831
Proceeds from sales             308,560             127,144

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.



FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

                                                                             FEBRUARY 23, 1998
                                                             YEAR ENDED              TO
                                                            JUNE 30, 1999      JUNE 30, 1998*
Net asset value, beginning of period                         $    9.74           $   10.00

  Income (loss) from investment operations:
    Net investment income                                         0.17                0.07
    Net realized and unrealized gain (loss) on securities         0.08               (0.33)

  Total from investment operations                                0.25               (0.26)

  Distributions from:
    Net investment income                                        (0.21)                -
    Net realized gain on investment transactions                 (0.02)                -

  Total distributions                                            (0.23)                -

Net asset value, end of period                               $    9.76           $    9.74

Total return                                                         3%                 (7%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)                       $     922           $     549
Ratio of expenses to average net assets                           0.83%               0.85%
Ratio of net investment income to average net assets              2.44%               3.26%
Portfolio turnover rate                                             95%                  7%
Average commission rate**                                    $     .0758         $     .0694


*The Fund was capitalized on January 13, 1998 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share.
Ratios for this initial period of operation are annualized.


**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.



INDEPENDENT ACCOUNTANTS' REPORT
To the Shareholders and Board of Directors of UMB Scout Capital Preservation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Capital Preservation Fund, Inc., including the statement of net assets, as of June 30, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Capital Preservation Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other
UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.





UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri


UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862
www.umb.com

"UMB" and "Scout" are registered service marks of UMB
Financial Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.


JB151B(8/99)                            508767